________________

BRANDES
________________

Brandes Institutional Global Equity Fund
Class I – BGVIX
Class E – BGVEX

Brandes Institutional International Equity Fund
Class I – BIIEX
Class E – BIEEX

Prospectus

January 29, 2010
As Supplemented March 5, 2010

The U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus.  Any representation to the contrary is a criminal offense.

Brandes Institutional Global Equity Fund
Brandes Institutional International Equity Fund

TABLE OF CONTENTS

SUMMARY SECTION This important section summarizes the Funds’ investments, risks, fees and past performance.	SUMMARY SECTION Brandes Institutional Global Equity Fund Brandes Institutional International Equity Fund	1 1 5

INVESTMENT OBJECTIVE, POLICIES AND RISKS This section provides details about the Funds’ investment strategies and risks.	INVESTMENT OBJECTIVE, POLICIES AND RISKS Investment Objectives Investment Policies Principal Risks of Investing in the Funds Portfolio Holdings	9 9 9 11 13

FUND MANAGEMENT Review this section for information about the organizations and people who oversee the Funds.	FUND MANAGEMENT The Investment Advisor Portfolio Managers Prior Advisor Performance Other Service Providers	14 14 15 18 20

SHAREHOLDER INFORMATION This section explains how shares are valued and how to purchase and sell shares, and provides information on dividends, distributions and taxes.
SHAREHOLDER INFORMATION
    Description of Classes
    Who May Invest in the Funds
    Anti-Money Laundering
    Pricing of Fund Shares
    Minimum Initial Investment
    Purchasing and Adding to Your Shares
     Exchanging Your Shares
    Selling Your Shares
    Policy On Disruptive Trading
    Dividends and Distributions
    Taxes

		21 21 21 21 22 23 23 24 24 26 28
	INDEX DESCRIPTIONS	29

	FINANCIAL HIGHLIGHTS	30
FINANCIAL HIGHLIGHTS Review this section for details on selected financial statements of the Funds.

	PRIVACY NOTICE
		PN-1

SUMMARY SECTION

Brandes Institutional Global Equity Fund

Investment Objective

The Brandes Institutional Global Equity Fund (the “Global Fund”) seeks long term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Global Fund.

	Class I	Class E
Shareholder Fees (fees paid directly from your investment)	None	None

Annual Fund Operating Expenses(1) (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.80%	0.80%
Other Expenses
Shareholder Servicing Fees	None	0.25%
Other Expenses	0.95%	0.95%
Total Other Expenses	0.95%	1.20%

Total Annual Fund Operating Expenses	1.75%	2.00%
Less Fee Waiver and/or Expense Reimbursement	-0.75%	-0.80%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.00%	1.20%

(1)  The Advisor has contractually agreed to limit the Global Fund’s Class I and Class E annual operating expenses, including repayment of previous waivers, to the following percentages of the Fund’s average daily net assets attributable to the specific classes through January 30, 2011: 1.00% and 1.20%, respectively (the “Expense Caps”).  The Expense Caps may be terminated at any time by the Board of Trustees upon 60 days notice to the Advisor, or by the Advisor with the consent of the Board.

Example

This Example is intended to help you compare the costs of investing in the Global Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Funds’ operating expenses remain the same (taking into account the contractual expense limitation for 1 year).  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I	$102	$478	$879	$2,000
Class E	$122	$550	$1,004	$2,263

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 4.06% of the average value of its portfolio.

Summary Section	-1-

Principal Investment Strategies

The Global Fund invests principally in common and preferred stocks of U.S. and foreign companies and securities that are convertible into such common stocks.  These companies generally have market capitalizations (market value of publicly traded securities) greater than $1 billion.  Foreign companies are determined to be “foreign” on the basis of an issuer’s domicile, its principal place of business, its primary stock exchange listing, the source of its revenues or other factors.  Under normal conditions, the Global Fund invests at least 80% of its net assets measured at the time of purchase in equity securities of issuers located in at least three countries, one of which may be the United States.  Up to 20% of the Global Fund’s total assets, measured at the time of purchase, may be invested in securities of companies located in countries with emerging securities markets.  Brandes Investment Partners, L.P., the investment advisor (the “Advisor”), uses the principles of value investing to analyze and select equity securities for the Global Fund’s investment portfolio.

When buying equity securities, the Advisor looks for the “intrinsic” value of a company based on measurable data such as a company's earnings, book value, and cash flow, for instance.  By buying equity securities at what it believes are favorable prices, the Advisor looks for the potential for appreciation over the business cycle, and for a margin of safety against price declines.
The Advisor may sell a security when its price reaches a target set by the Advisor, if the Advisor believes that other investments are more attractive, or for other reasons.

Principal Investment Risks

Because the values of the Global Fund’s investments will fluctuate with market conditions, so will the value of your investment in the Global Fund.  You could lose money on your investment in the Global Fund, or the Global Fund could underperform other investments.

The values of the Global Fund’s investments fluctuate in response to the activities of individual companies and general stock market and economic conditions.  In addition, the performance of foreign securities depends on the political and economic environments and other overall economic conditions in the countries where the Fund invests.  Emerging markets involve greater risk and volatility than more developed markets.  Some emerging markets countries may have fixed or managed currencies that are not free-floating against the U.S. dollar.  Certain of these currencies have experienced, and may experience in the future, substantial fluctuations or a steady devaluation relative to the U.S. dollar.  The values of the Global Fund’s convertible securities are also affected by interest rates; if rates rise, the values of convertible securities may fall.  The Global Fund may invest in value securities, which are securities of companies that may have experienced adverse business, industry or other developments or may be subject to special risks that have caused the securities to be out of favor and, in turn, potentially undervalued.  There is a risk that it may take longer than expected for the value of these investments to rise to the anticipated value.

Performance

The following performance information shows you how the Global Fund has performed and provides some indication of the risks of investing in the Fund by showing how its performance has varied from year to year.  The bar chart shows changes in the yearly performance of the Fund’s Class I shares since its inception.  The table below compares the Fund’s total return over time to a broad-based securities index.  The chart and table assume reinvestment of dividends and distributions.  Of course, past performance, before and after taxes, does not indicate how the International Fund will perform in the future.  Updated performance is available on the Fund’s website www.brandesinstitutionalfunds.com.

Summary Section	-2-

Brandes Institutional Global Equity Fund
Year-by-Year Total Returns as of December 31, 2009
for Class I Shares

Best Quarter	Q2	2009	18.38%
Worst Quarter	Q1	2009	-14.26%

Brandes Institutional Global Equity Fund
Average Annual Total Returns
For periods ending December 31, 2009
Brandes Institutional Global Equity Fund	1 Year	Since Inception (October 6, 2008)
Class I Shares
Return Before Taxes	19.64%	6.68%
Return After Taxes on Distributions	19.33%	6.41%
Return After Taxes on Distributions and Sale of Fund Shares	13.19%	5.69%
Class E Shares
Return Before Taxes	19.70%	6.68%
MSCI World Index (reflects no deduction for fees, expenses or taxes)	29.99%	9.63%

Class I and Class E shares commenced operations on October 6, 2008.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  After-tax returns are shown for Class I shares only.  After-tax returns for Class E shares will vary from those shown above for Class I shares.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who are exempt from tax or hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Summary Section	-3-

Management

Investment Advisor.  Brandes Investment Partners, L.P. is the Global Fund’s Advisor.

Portfolio Managers.
Portfolio Managers	Position with Advisor	Managed the Fund Since:
Glenn Carlson	Chief Executive Officer and Large Cap Investment Committee Voting Member	2008
Brent Woods	Managing Director – Investments and Large Cap Investment Committee Voting Member	2008
Amelia Morris	Director – Investments and Large Cap Investment Committee Voting Member	2008
Jim Brown	Director – Investments and Large Cap Investment Committee Voting Member	2008
Brent Fredberg	Senior Analyst and Large Cap Investment Committee Voting Member	2008
Jeffrey Germain	Analyst and Large Cap Investment Committee Voting Member	2009

Purchase and Sale of Fund Shares

You may purchase or redeem Fund shares on any business day by written request via mail (Brandes Institutional Global Equity Fund, c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, 3rd Floor, Milwaukee, WI 53201-0701), by wire transfer, by telephone at (800) 395-3807, or through a financial intermediary.  The minimum initial investment in the Fund is $1 million.  There is no minimum for subsequent investments.

Tax Information

The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Distributions on investments made through tax deferred vehicles, such as 401(k) plans or IRAs, may be taxed later upon withdrawal of assets from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

Summary Section	-4-

SUMMARY SECTION

Brandes Institutional International Equity Fund

Investment Objective

The Brandes Institutional International Equity Fund (the “International Fund”) seeks long term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the International Fund.

	Class I	Class E
Shareholder Fees (fees paid directly from your investment)	None	None

Annual Fund Operating Expenses(1) (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%	1.00%
Other Expenses
Shareholder Servicing Fees	N/A	0.25%
Other Expenses	0.16%	0.16%
Total Other Expenses	0.16%	0.41%

Total Annual Fund Operating Expenses	1.16%	1.41%
Less Fee Waiver and/or Expense Reimbursement	None	-0.01%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.16%	1.40%

(1)  The Advisor has contractually agreed to limit the International Fund’s Class I and Class E annual operating expenses, including repayment of previous waivers, to the following percentages of the Fund’s average daily net assets attributable to the specific classes through January 30, 2011: 1.20% and 1.40%, respectively (the “Expense Caps”).  The Expense Caps may be terminated at any time by the Board of Trustees upon 60 days notice to the Advisor, or by the Advisor with the consent of the Board.

Example

This Example is intended to help you compare the costs of investing in the International Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Funds’ operating expenses remain the same (taking into account the contractual expense limitation for 1 year).  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I	$118	$368	$638	$1,409
Class E	$143	$445	$770	$1,690

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 19.88% of the average value of its portfolio.

Summary Section	-5-

Principal Investment Strategies

The International Fund invests principally in common and preferred stocks of foreign companies and securities that are convertible into such common stocks.  These companies generally have market capitalizations (market value of publicly traded securities) greater than $1 billion.  Foreign companies are determined to be “foreign” on the basis of an issuer’s domicile, its principal place of business, its primary stock exchange listing, the source of its revenues or other factors.  Under normal conditions, the International Fund invests at least 80% of its net assets measured at the time of purchase in equity securities of issuers located in at least three countries outside the United States.  Up to 20% of the International Fund’s total assets, measured at the time of purchase, may be invested in securities of companies located in countries with emerging securities markets.  Brandes Investment Partners, L.P., the investment advisor (the “Advisor”), uses the principles of value investing to analyze and select equity securities for the International Fund’s investment portfolio.

When buying equity securities, the Advisor looks for the “intrinsic” value of a company based on measurable data such as a company's earnings, book value, and cash flow, for instance.  By buying equity securities at what it believes are favorable prices, the Advisor looks for the potential for appreciation over the business cycle, and for a margin of safety against price declines.
The Advisor may sell a security when its price reaches a target set by the Advisor, if the Advisor believes that other investments are more attractive, or for other reasons.

Principal Investment Risks

Because the values of the International Fund’s investments will fluctuate with market conditions, so will the value of your investment in the International Fund.  You could lose money on your investment in the International Fund, or the International Fund could underperform other investments.

The values of the International Fund’s investments fluctuate in response to the activities of individual companies and general stock market and economic conditions.  In addition, the performance of foreign securities depends on the political and economic environments and other overall economic conditions in the countries where the International Fund invests.  Emerging markets involve greater risk and volatility than more developed markets.  Some emerging markets countries may have fixed or managed currencies that are not free-floating against the U.S. dollar.  Certain of these currencies have experienced, and may experience in the future, substantial fluctuations or a steady devaluation relative to the U.S. dollar.  The values of the International Fund’s convertible securities are also affected by interest rates; if rates rise, the values of convertible securities may fall.  The International Fund may invest in value securities, which are securities of companies that may have experienced adverse business, industry or other developments or may be subject to special risks that have caused the securities to be out of favor and, in turn, potentially undervalued.  There is a risk that it may take longer than expected for the value of these investments to rise to the anticipated value.

Summary Section	-6-

Performance

The following performance information shows you how the International Fund has performed and provides some indication of the risks of investing in the Fund by showing how its performance has varied from year to year.  The bar chart shows changes in the yearly performance of the Fund’s Class I shares since its inception.  The table below compares the Fund’s total return over time to a broad-based securities index.  The chart and table assume reinvestment of dividends and distributions.  Of course, past performance, before and after taxes, does not indicate how the International Fund will perform in the future.  Updated performance is available on the Fund’s website www.brandesinstitutionalfunds.com.

Brandes Institutional International Equity Fund
Year-by-Year Total Returns as of December 31, 2009
for Class I Shares

Best Quarter	Q2	2003	25.52%
Worst Quarter	Q3	2002	-20.72%

Brandes Institutional International Equity Fund
Average Annual Total Returns
For periods ending December 31, 2009
Brandes Institutional International Equity Fund Class I Shares	1 Year	5 Years	10 Years
Return Before Taxes	19.49%	2.62%	4.72%
Return After Taxes on Distributions	19.51%	1.38%	3.15%
Return After Taxes on Distributions and Sale of Fund Shares	13.41%	2.49%	3.71%
Class E Shares
Return Before Taxes	19.49%	N/A	5.41%
MSCI EAFE Index (reflects no deduction for fees, expenses or taxes)	31.78%	3.54%	1.17%

Shares of the International Fund outstanding prior to October 6, 2008 were an unnamed class of shares, which have been redesignated as Class I shares.  Class E shares commenced operations on October 6, 2008.  Performance shown prior to the inception of the Class E shares reflects the performance of the Class I shares adjusted to reflect Class E expenses.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  After-tax returns are shown for Class I shares only.  After-tax returns for Class E shares will vary from those shown above for Class I shares.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who are exempt from tax or hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Summary Section	-7-

Management

Investment Advisor. Brandes Investment Partners, L.P. is the International Fund’s Advisor.

Portfolio Managers.
Portfolio Managers	Position with Advisor	Managed the Fund Since:
Glenn Carlson	Chief Executive Officer and Large Cap Investment Committee Voting Member	2008
Brent Woods	Managing Director – Investments and Large Cap Investment Committee Voting Member	2008
Amelia Morris	Director – Investments and Large Cap Investment Committee Voting Member	2008
Jim Brown	Director – Investments and Large Cap Investment Committee Voting Member	2008
Brent Fredberg	Senior Analyst and Large Cap Investment Committee Voting Member	2008
Jeffrey Germain	Analyst and Large Cap Investment Committee Voting Member	2009

Purchase and Sale of Fund Shares

You may purchase or redeem Fund shares on any business day by written request via mail (Brandes Institutional International Equity Fund, c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, 3rd Floor, Milwaukee, WI 53201-0701), by wire transfer, by telephone at (800) 395-3807, or through a financial intermediary.  The minimum initial investment in the Fund is $1 million.  There is no minimum for subsequent investments.

Tax Information

The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Distributions on investments made through tax deferred vehicles, such as 401(k) plans or IRAs, may be taxed later upon withdrawal of assets from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

Summary Section	-8-

INVESTMENT OBJECTIVE, POLICIES AND RISKS

Investment Objectives

Each Fund’s investment objective is long-term capital appreciation.  Each Fund’s investment objective may be changed by the Fund’s Board of Trustees without shareholder approval upon 60 days’ notice to shareholders.  The Global Fund seeks to achieve its objective by investing principally in a diversified portfolio of equity securities of U.S. and foreign companies.  The International Fund seeks to achieve its objective by investing principally in a diversified portfolio of equity securities of foreign companies.

Investment Policies

During the past decade, foreign capital markets have grown significantly.  Today, over half of the world’s equity value is located outside of the United States.  The Advisor believes that significant investment opportunities exist throughout the world.

Global Fund
The Global Fund normally invests at least 80% of its net assets in equity securities with market capitalizations (market value of publicly traded securities) greater than $1 billion at the time of purchase.  The Global Fund does not invest more than 20% of its total assets, measured at the time of purchase, in securities of companies located in emerging securities markets.  The Global Fund may not make any change in the Global Fund’s investment policy of investing at least 80% of its net assets in equity securities without first providing the Fund’s shareholders with at least 60 days’ prior notice.

Equity securities include common stocks, preferred stocks and securities convertible into common stocks.  The Global Fund invests in these securities directly, or indirectly through other investment companies or trusts that invest the majority of their assets in foreign companies.

Under normal circumstances, the Global Fund invests at least 80% of its total assets, measured at the time of purchase, in equity securities of companies located in at least three countries, one of which may be the United States.  The Global Fund may invest in foreign countries in Western Europe, North and South America, Africa and Asia, and in Australia.  The Global Fund typically invests in any one particular country or industry up to the greater of either (a) 20% of total Fund assets at the time of purchase, or (b) 150% of the weighting of such country or industry as represented in the Morgan Stanley Capital International (“MSCI”) World Index at the time of purchase.  As of December 31, 2009, the weight of the United States in the MSCI World Index was 48.18%.

Consider investing in the Global Fund if you:
•	want potential capital appreciation and are willing to accept the higher risks associated with investing in foreign stocks;
•	want professional portfolio management; and
•	are investing for long-term goals.

The Global Fund is not appropriate for anyone seeking:
•	safety of principal;
•	a short-term investment; or
•	regular income.

International Fund
The International Fund normally invests at least 80% of its net assets in equity securities of foreign companies with market capitalizations (market value of publicly traded securities) greater than $1 billion at the time of purchase.  The International Fund does not invest more than 20% of its total assets, measured at the time of purchase, in securities of companies located in emerging securities markets.  The International Fund may not make any change in the Fund’s investment policy of investing at least 80% of its net assets in equity securities without first providing the International Fund’s shareholders with at least 60 days’ prior notice.

Investment Objectives, Policies & Risks	-9-

Equity securities include common stocks, preferred stocks and securities convertible into common stocks.  The International Fund invests in these securities directly or indirectly through other investment companies or trusts that invest the majority of their assets in foreign companies.

Under normal circumstances, the International Fund invests at least 80% of its total assets, measured at the time of purchase, in equity securities of companies located in at least three countries other than the United States.  The International Fund may invest in countries in Western Europe, North and South America, Africa and Asia, and in Australia.  With respect to Fund investments in any particular country or industry, the International Fund may typically invest up to the greater of either (a) 20% of total Fund assets in any particular country or industry, measured at the time of purchase or (b) 150% of the weighting of such country or industry as represented in the MSCI EAFE Index, measured at the time of purchase.

Consider investing in the International Fund if you:
•	want potential capital appreciation and are willing to accept the higher risks associated with investing in foreign stocks;
•	want professional portfolio management; and
•	are investing for long-term goals

The International Fund is not appropriate for anyone seeking:
•	safety of principal;
•	a short-term investment; or
•	regular income.

Both Funds
The Advisor selects stocks for the Funds based on their individual merits and not necessarily on their geographic locations.  In selecting foreign securities, the Advisor does not attempt to match the security allocations of foreign stock market indices.  Therefore, each Fund’s country weightings may differ significantly from country weightings found in published foreign stock indices.  For example, the Advisor may decide not to invest the Funds’ assets in a country whose stock market, at the time, comprises a large portion of a published foreign stock market index.  At the same time, the Advisor may invest the Funds’ assets in countries whose representation in the index is small or non-existent.

Value Investing
The Advisor applies the Graham and Dodd Value Investing approach to stock selection.  Benjamin Graham is widely regarded as the founder of this approach to investing and a pioneer in modern security analysis.  In his 1934 book Security Analysis, co-written by David Dodd, Graham introduced the idea that equity securities should be chosen by indentifying the “true” long-term – or intrinsic – value of a company based on measurable data.  The Advisor follows this approach, looking at each equity security as though it is a business that is for sale.  By buying equity securities at what it believes are favorable prices, the Advisor looks for the potential for appreciation over the business cycle, and for a margin of safety against price declines.

The Advisor uses fundamental analysis to develop an estimate of intrinsic value, and looks at, among other factors, a company’s earnings, book value, cash flow, capital structure, and management record, as well as its industry and position within that industry.  This analysis includes a review of company reports, filings with the SEC, computer databases, industry publications, general and business publications, research reports and other information sources, as well as interviews with company management.

Investment Objectives, Policies & Risks	-10-

The Advisor may sell a security when its price reaches a target set by the Advisor, if the Advisor believes that other investments are more attractive, or for other reasons.

Short-Term Investments
Each Fund may invest from time to time in short-term cash equivalent securities either as part of its overall investment strategy or for temporary defensive purposes in response to adverse market, economic, political or other conditions which in the Advisor’s discretion require investments inconsistent with the Fund’s principal investment strategies.  Short-term cash equivalent securities include U.S. government securities, certificates of deposit, bankers’ acceptances, repurchase agreements, demand notes and commercial paper.  As a result of taking such temporary defensive positions, the Funds may not achieve their investment objectives.

Other Investment Techniques and Restrictions
The Funds will use certain other investment techniques, and have adopted certain investment restrictions, which are described in the Funds’ Statement of Additional Information (“SAI”).  Unlike the Funds’ investment objectives, certain of these investment restrictions are fundamental and may be changed only by a majority vote of each Fund’s outstanding shares.

Principal Risks of Investing in the Funds

The value of your investment in the Funds will fluctuate, which means you could lose money.  You should consider an investment in the Funds as a long-term investment.

Stock Risks
The values of stocks fluctuate in response to the activities of individual companies and general stock market and economic conditions, and stock prices may go down over short or even extended periods.  Stocks are more volatile—likely to go up or down in price, sometimes suddenly—and are riskier than some other forms of investment, such as short-term high-grade fixed income securities.  The stock market has been subject to significant volatility recently which has increased the risks associated with an investment in the Funds.

Foreign Securities Risks
Investments in foreign securities involve certain inherent risks such as fluctuations in currency exchange rates.  However, the Advisor does not believe that currency fluctuation, over the long term, on a group of broadly diversified companies representing a number of currencies and countries, significantly affects portfolio performance.  Because the Advisor searches world-wide for undervalued companies, and is not limited to searching only among U.S. stocks, the Advisor believes that over the long term, the benefits of strict value investing apply just as well with an added currency risk as they would without that risk.

Before investing in a Fund, you should also consider the other risks of investing in foreign securities, including political or economic instability in the country of issue and the possible imposition of currency exchange controls or other adverse laws or restrictions.  In addition, securities prices in foreign markets are generally subject to different economic, financial, political and social factors than the prices of securities in U.S. markets.  With respect to some foreign countries there may be the possibility of expropriation or confiscatory taxation, limitations on liquidity of securities or political or economic developments which could affect the foreign investments of the Fund.  Moreover, securities of foreign issuers generally will not be registered with the SEC, and such issuers will generally not be subject to the SEC’s reporting requirements.  Accordingly, there is likely to be less publicly available information concerning certain of the foreign issuers of securities held by the Fund than is available concerning U.S. companies.  Foreign companies are also generally not subject to uniform accounting, auditing and financial reporting standards or to practices and requirements comparable to those applicable to U.S. companies.  There may also be less government supervision and regulation of foreign broker-dealers, financial institutions and listed companies than exists in the U.S.  These factors could make foreign investments, especially those in developing countries, more volatile than U.S. investments.

Investment Objectives, Policies & Risks	-11-

Each Fund may from time to time invest a substantial portion of the total value of its assets in securities of issuers located in particular countries and/or associated with particular industries.  For example, as of December 31, 2009, 26.73% of the International Fund’s assets was invested in Japanese issuers.  During such periods, the International Fund may be more susceptible to risks associated with single economic, political or regulatory occurrences of Japan than more diversified portfolios.

Emerging Markets and Related Risks
Emerging securities markets are the capital markets of any country that, in the opinion of the Advisor, is generally considered a developing country by the international financial community.  There are currently over 130 such countries, approximately 40 of which currently have investable stock markets.  Those countries generally include every nation in the world except the United States, Canada, Japan, Australia, Hong Kong, Singapore, New Zealand and most nations located in Western Europe.  Currently, investing in many emerging market countries is not feasible or may involve unacceptable risks.  As opportunities to invest in other emerging markets countries develop, the Fund expects to expand and diversify further the countries in which it invests.

Investing in emerging market securities involves risks which are in addition to the usual risks inherent in foreign investments.  Some emerging markets countries may have fixed or managed currencies that are not free-floating against the U.S. dollar.  Further, certain currencies may not be traded internationally.  Certain of these currencies have experienced substantial fluctuations or a steady devaluation relative to the U.S. dollar.  Any fluctuations or devaluations in the currencies in which a Fund’s portfolio securities are denominated may reduce the value of your investment in the Fund.

Some countries with emerging securities markets have experienced substantial, and in some periods extremely high, rates of inflation for many years.  Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain countries.  Moreover, the economies of some countries may differ favorably or unfavorably from the U.S. economy in such respects as rate of growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency, number and depth of industries forming the economy’s base, condition and stability of financial institutions, governmental controls and investment restrictions that are subject to political change and balance of payments position.  Further, a Fund may face greater difficulties or restrictions with respect to investments made in emerging markets countries than in the United States.

Emerging securities markets typically have substantially less volume than U.S. markets, securities in many of such markets are less liquid, and their prices often are more volatile than those of comparable U.S. companies.  Such markets often have different clearance and settlement procedures for securities transactions, and in some markets there have been times when settlements have been unable to keep pace with the volume of transactions, making it difficult to conduct transactions.  Delays in settlement could result in temporary periods when assets which a Fund desires to invest in emerging markets may be uninvested.  Settlement problems in emerging markets countries also could cause a Fund to miss attractive investment opportunities.  Satisfactory custodial services may not be available in some emerging markets countries, which may result in a Fund incurring additional costs and delays in the transportation and custody of such securities.

Value Securities Risks
Value securities are securities of companies that may have experienced adverse business, industry or other developments or may be subject to special risks that have caused the securities to be out of favor and, in turn, potentially undervalued.  The market value of a portfolio security may not meet the Advisor’s future value assessment of that security, or may decline.  There is also a risk that it may take longer than expected for the value of these investments to rise to the believed value.  In addition, value securities, at times, may not perform as well as growth securities or the stock market in general, and may be out of favor with investors for varying periods of time.

Investment Objectives, Policies & Risks	-12-

Portfolio Holdings

A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the Funds’ SAI.  The most recent information about the Funds’ portfolio holdings can be found in its annual or semi-annual or quarterly shareholder report.  For information about receiving this report, see the back cover.

Investment Objectives, Policies & Risks	-13-

FUND MANAGEMENT

Each Fund is a series of Brandes Investment Trust, a Delaware statutory trust (the “Trust”). The Board of Trustees of the Trust decides matters of general policy and reviews the activities of the Advisor and other service providers.  The Trust’s officers conduct and supervise its daily business operations.

The Investment Advisor

Brandes Investment Partners, L.P., (the “Advisor”) has been in business, through various predecessor entities, since 1974.  As of December 31, 2009, the Advisor managed approximately $53 billion in assets for various clients, including corporations, public and corporate pension plans, foundations and charitable endowments, and individuals.  Charles H. Brandes owns a controlling interest in the Advisor’s general partner, Brandes Investment Partners, L.P.  The Advisor’s offices are at 11988 El Camino Real, Suite 500, San Diego, California, 92130.

Subject to the direction and control of the Trustees, the Advisor develops and implements an investment program for the Funds, including determining which securities are bought and sold.  The Advisor also provides certain officers for the Trust.  For its services, the Advisor receives a percentage of each Fund’s average daily net assets, payable on a monthly basis from each Fund as follows:  Global Fund—0.80% and International Fund—1.00%.

The Advisor has signed a contract with the Trust in which the Advisor has agreed to waive management fees and reimburse operating expenses of each Fund to the extent necessary to ensure that the operating expenses of each Class do not exceed the percentage of average daily net assets shown in the table below (the “Expense Caps”).  For this purpose, operating expenses do not include taxes, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation.

Expense Caps	Class I	Class E
Global Fund	1.00%	1.20%
International Fund	1.20%	1.40%

The Trust has agreed that the amount of any waiver or reimbursement will be repaid to the Advisor at any time before the end of the third full fiscal year of a Fund after the fiscal year in which the waiver or reimbursement occurred, unless that repayment would cause the aggregate operating expenses of the Fund to exceed the Expense Caps for the fiscal year in which the waiver or reimbursement occurred.  A discussion regarding the basis for the Board of Trustees’ reapproval of the Funds’ investment advisory agreements with the Advisor is available in the Funds’ semi-annual report to shareholders for the period ended March 31, 2009.

Fund Management	-14-

Portfolio Managers

The Funds’ investment portfolios are team-managed by an investment committee comprised of senior portfolio management professionals of the Advisor.  All investment decisions for the Funds are the joint responsibility of the Advisor’s Large Cap Investment Committee (“Committee”).  The voting members of the Committee are Glenn R. Carlson, Brent V. Woods, Amelia Maccoun Morris, Jim Brown, Brent Fredberg and Jeffrey Germain.  The Funds’ SAI provides additional information about the Committee, including information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities of the Funds.

Portfolio Manager	Length of Service with the Funds	Business Experience During the Past Five Years

Glenn Carlson	International Fund Since 1996 GlobalFund Since 2008
Glenn R. Carlson, CFA
Chief Executive Officer
Glenn serves as Chief Executive Officer and is a member of the Advisor’s Executive Committee. As an Executive Committee member, he contributes to strategic decisions and setting the Advisor’s objectives. As CEO, he is responsible for managing the business toward those objectives. In addition, he contributes to the investment process as a member of the Investment Oversight Committee and as a voting member of the Large Cap Investment Committee. Glenn serves as a senior institutional portfolio manager for a limited number of client relationships and oversees the Portfolio Management/Client Services department. Glenn earned his BA from the University of California, San Diego. He is a member of the CFA Society of San Diego and has 25 years of investment experience.

CEO, Brandes Investment Partners 2004-Present
Co-CEO, Brandes Investment Partners 2002-2004
Managing Partner, Brandes Investment Partners 1996-2002

Brent Woods	International Fund Since 1996 Global Fund Since 2008
Brent V. Woods, CFA
Managing Director - Investments
Brent is a member of the Advisor’s Executive Committee, contributing to strategic decisions and guiding the Advisor toward its vision and objectives. Brent also serves as Managing Director-Investments with responsibility for the securities research efforts of the Advisor and oversight of the product investment committees. In addition, he is a member of the Investment Oversight Committee and a voting member of the Large Cap and Small Cap Investment Committees. Brent is also a member of the Advisor’s Corporate Governance Committee, which establishes proxy voting policies and provides assistance to the Advisor’s research teams and investment committees on controversial corporate governance issues. Prior to joining Brandes, Brent worked as an attorney with a Wall Street law firm, specializing in public and private securities offerings, as well as mergers and acquisitions. Brent earned his JD, cum laude, from Harvard Law School, a master’s degree in international studies from St. John’s College at Cambridge University, England, and his AB, Phi Beta Kappa, from Princeton University. He has 13 years of investment experience.

Managing Director – Investments, Brandes Investment Partners 2002- Present
Managing Partner, Brandes Investment Partners 1998-2002

Fund Management	-15-	Portfolio Managers

Portfolio Manager	Length of Service with the Funds	Business Experience During the Past Five Years

Amelia Morris	International Fund Since 1998 Global Fund Since 2008
Amelia Maccoun Morris, CFA
Director - Investments
Amelia is responsible for overseeing and directing equity research activities in the telecommunications, media, and consumer sectors. In addition, Amelia contributes to the investment process as a member of the Investment Oversight Committee and a voting member of the Large Cap Committee. Prior to joining Brandes, Amelia worked in corporate finance, specializing in non-U.S. equity offerings, and as a senior equity analyst with an international investment bank. Amelia holds an MBA from the University of Chicago, and graduated Phi Beta Kappa, cum laude, with a degree in economics from the University of California, Davis. She has 20 years of investment experience.

Director-Investments, Brandes Investment Partners 2004-Present
Senior Research Analyst, Brandes Investment Partners 1998-2004

Jim Brown	International Fund Since 1996 Global Fund Since 2008
Jim Brown, CFA
Director - Investments
Jim is a senior analyst and a voting member of the Large Cap Investment Committee. He also leads the Advisor’s research efforts in the financial institutions and utilities sectors. Prior to joining Brandes, Jim was a senior vice president with a major national banking organization where he served in various capacities, including senior portfolio manager, regional director of investments, and head of Texas private banking. His prior professional experience includes 10 years as an Air Force pilot and 10 years as an investment consultant with a large Wall Street firm. Jim earned a Bachelor of Science degree from the United States Air Force Academy and an MBA from Harvard Business School. He has 24 years of investment experience.

Director Investments, Brandes Investment Partners 2004-Present
Senior Research Analyst, Brandes Investment Partners  1996-2004

Brent Fredberg	International Fund Since 2005 Global Fund Since 2008
Brent Fredberg
Senior Analyst
Brent is a senior research analyst and a voting member of the Advisor’s Large Cap Investment Committee. He leads the Advisor’s research efforts in the technology/health sector and performs research on companies in the technology and consumer durables industries. Prior to joining Brandes, Brent worked for a major U.S. consumer products company as a financial analyst and controller. He earned his MBA with distinction from Northwestern University’s Kellogg Graduate School of Management and his BS in finance, with distinction, from the University of Iowa. Brent is a CPA and CMA, with 14 years of finance and investment experience.

Senior Research Analyst, Brandes Investment Partners 2003-Present
Analyst, Brandes Investment Partners 1999-2003

Fund Management	-16-	Portfolio Managers

Portfolio Manager	Length of Service with the Funds	Business Experience During the Past Five Years

Jeffrey Germain	International Fund Since 2009 Global Fund Since 2009
Jeffrey Germain
Analyst
Jeffrey is an analyst on the basic materials team.  He is also a voting member of the Advisor’s Large Cap Investment Committee.  Before joining Brandes, Jeffrey was a financial analyst at a major publishing company.  Prior to that position, he managed the financial and operational functions for a family business in the travel industry.  Jeffrey earned his BS in business administration from the University of North Carolina at Chapel Hill with a finance concentration.  Jeffrey has 7 years of investment experience.

Research Analyst, Brandes Investment Partners 2005-Present
Senior Research Associate, Brandes Investment Partners 2004-2005
Research Associate, Brandes Investment Partners 2001-2004

Fund Management	-17-	Portfolio Managers

Prior Advisor Performance

The following tables set forth composite performance data relating to the historical performance of all private accounts managed by the Advisor that have investment objectives, policies, strategies and risks substantially similar to those of the Global Fund.  The data is provided to illustrate the past performance of the Advisor in managing substantially similar accounts as measured against specified market indices and does not represent the performance of the Global Fund.  Investors should not consider this performance data as an indication of future performance of the Global Fund or of the Advisor.

The composite performance data shown below were calculated in accordance with Global Investment Performance Standards (“GIPS”™)*.  The composite includes all actual, fee-paying and non-fee-paying, fully discretionary private accounts (other than “wrap fee” program accounts) with assets of $1 million or more managed for at least one month by the Advisor (as well as one pooled account in each composite which was fully funded at inception) for the periods indicated below that have investment objectives, policies, strategies and risks substantially similar to those of the Global Fund.  Cash and equivalents are included in the performance returns.

All composite returns presented were calculated on a time-weighted and asset-weighted total return basis, including reinvestment of all dividends, interest and income, and realized and unrealized gains and losses.  Gross returns do not give effect to investment advisory fees, which would reduce such returns.  Net returns are shown net of the Global Fund’s Class I shares’ total annual fund operating expenses, as shown on page 1.  All returns are net of brokerage commissions, execution costs and any applicable foreign withholding taxes, without provision for federal or state income taxes (if any).

The private accounts that are included in the composite are not subject to the same types of expenses to which the Global Fund is subject, nor to the diversification requirements, specific tax restrictions and investment limitations imposed on the Fund by the Investment Company Act of 1940 or Subchapter M of the Internal Revenue Code of 1986 (the “Code”).  Consequently, the performance results for the composite could have been adversely affected if the private accounts included in the composite had been regulated as investment companies under the federal securities laws.

GIPS standards for the calculation of total return differ from the standards required by the Securities and Exchange Commission for calculation of average annual total return.  Investors should be aware that the use of a methodology different from that used below to calculate performance could result in different performance data.
_______________________

*GIPS is a set of standards promulgated by the CFA Institute, a global non-profit membership and education organization that, among other things, has formulated a set of performance presentation standards for investment advisers. The GIPS performance presentation standards are intended to promote full and fair presentations by investment advisers of their performance results, and ensure uniformity in reporting so that performance results of investment advisers are directly comparable.  The CFA Institute has not been involved in the preparation or review of this information in this prospectus.

Fund Management	-18-	Prior Advisor Performance

		Brandes Global Equity Composite Accounts Calendar Quarterly Returns							MSCI World Index(1)
Year		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	#Accts	$mil	YTD
2009	NET	-16.06%	19.51%	17.60%	0.91%	19.05%	1346	9,114	29.99%
	GROSS	-15.86	19.76	17.80	1.11	20.00
2008	NET	-13.70	-5.93	-16.21	-18.32	-44.44	1710	9,274	-40.71%
	GROSS	-13.53	-5.75	-16.05	-18.15	-44.00
2007	NET	2.57	7.35	-1.52	-6.16	1.75	2010	19,257	9.04
	GROSS	2.77	7.56	-1.33	-5.98	2.55
2006	NET	7.57	0.99	8.44	7.78	26.99	2288	19,204	20.07
	GROSS	7.76	1.20	8.67	8.05	28.06
2005	NET	-3.45	0.79	8.60	-0.78	4.86	2459	15,309	9.49
	GROSS	-3.30	0.95	8.87	-0.52	5.71
2004	NET	4.67	2.62	-3.45	14.63	18.89	2785	13,551	14.72
	GROSS	4.90	2.81	-3.22	14.86	19.89
2003	NET	-10.52	28.18	7.45	18.07	45.52	3205	9,512	33.11
	GROSS	-10.31	28.40	7.69	18.25	46.65
2002	NET	1.28	-9.89	-22.73	11.88	-21.10	3727	5,470	-19.89
	GROSS	1.51	-9.69	-22.53	12.04	-20.43
2001	NET	-4.63	4.88	-10.10	10.27	-0.85	4464	4,255	-16.82
	GROSS	-4.41	5.20	-9.89	10.54	0.16
2000	NET	-4.75	7.69	9.25	9.96	23.21	3381	3,446	-13.18
	GROSS	-4.48	7.89	9.48	10.10	24.22
1999	NET	4.55	14.62	-7.79	9.21	20.68	3332	2,471	24.93
	GROSS	4.82	14.90	-7.52	9.34	21.79
1998	NET	14.16	-2.24	-13.67	17.13	12.85	3114	1,731	24.34
	GROSS	14.46	-1.95	-13.45	17.41	14.05
1997	NET	7.04	12.21	7.90	-1.32	27.88	1580	977	15.76
	GROSS	7.37	12.52	8.16	-1.12	29.20
1996	NET	3.46	5.43	1.69	10.11	22.13	1588	791	13.48
	GROSS	3.79	5.73	1.99	10.37	23.53
1995	NET	3.19	7.12	6.21	2.71	20.57	1338	578	20.72
	GROSS	3.51	7.45	6.53	2.97	22.01
1994	NET	-1.85	-0.45	6.23	-6.10	-2.54	770	339	5.08
	GROSS	-1.53	-0.13	6.56	-5.76	-1.24
1993	NET	9.29	5.34	8.63	11.50	39.43	469	259	22.50
	GROSS	9.61	5.66	8.95	11.58	40.79
1992	NET	5.93	3.16	-1.29	3.84	12.00	380	155	-5.23
	GROSS	6.28	3.51	-0.97	4.06	13.37
1991	NET	16.15	3.99	8.09	4.79	36.80	374	127	18.28
	GROSS	16.43	4.25	8.35	5.06	38.17
1990	NET	-1.34	-0.40	-10.67	0.29	-11.97	415	100	-17.02
	GROSS	-0.96	-0.01	-10.30	0.62	-10.62
1989	NET	4.95	6.15	6.74	-5.12	12.82	474	138	16.61
	GROSS	5.27	6.47	7.07	-4.80	14.24

Fund Management	-19-	Prior Advisor Performance

Brandes Global Equity Composite Accounts
Annualized Returns for Periods Ending December 31, 2009
		1 Year	3 Years	5 Years	7 Years	10 Years	15 Years	20 Years
NET	Brandes Global Equity Composite Accounts	19.05%	-12.37%	-2.17%	6.46%	4.10%	9.37%	10.24%
	MSCI World Index (1)	29.99%	-5.63%	2.01%	7.75%	-0.24%	6.02%	5.43%
	Relative Performance	-10.94%	-6.74%	-4.18%	-1.29%	4.34%	3.35%	4.81%

GROSS	Brandes Global Equity Composite Accounts	20.00%	-11.67%	-1.38%	7.33%	4.97%	10.37%	11.33%
	MSCI World Index (1)	29.99%	-5.63%	2.01%	7.75%	-0.24%	6.02%	5.43%
	Relative Performance	-9.99%	-6.04%	-3.39%	-0.42%	5.21%	4.35%	5.90%

(1)      Morgan Stanley Capital International World Index is an unmanaged index consisting of equities from developed markets around the world, including the United States.  This index is often used as a benchmark for global equity portfolios and includes dividends and distributions net of withholding taxes, but does not reflect fees, brokerage commissions, or other expenses of investing.  All indices are unmanaged and are not available for direct investment.

Other Service Providers

U.S. Bancorp Fund Services, LLC (the “Transfer Agent”) is the Funds’ administrator, fund accountant and transfer and dividend disbursing agent.  Quasar Distributors, LLC (the “Distributor”), an affiliate of the Transfer Agent, is the Funds’ distributor.  Their address is 615 East Michigan Street, Milwaukee, Wisconsin 53202.

State Street Bank and Trust Company is the custodian of the Funds’ assets and employs foreign sub-custodians to provide custody of the Funds’ foreign assets.  Its address is 200 Clarendon Street, 16th Floor, Boston, Massachusetts 02116.

The SAI has more information about the Advisor and the Funds’ other service providers.

Fund Management	-20-	Prior Advisor Performance

SHAREHOLDER INFORMATION

Description of Classes

Both Funds have two classes of shares – Class I shares, which do not pay shareholder servicing fees; and Class E shares, which pay shareholder servicing fees to intermediaries.  As explained further below, shareholder servicing fees are paid to intermediaries for providing non-distribution services to their clients who own shares of the Funds.

Shareholder Service Plan
The Funds have adopted a shareholder service plan that allows the Funds to pay fees to broker-dealers and other financial intermediaries for certain non-distribution services provided to Class E shareholders of the Funds.  Because these fees are paid out of the assets attributable to each Fund’s Class E shares, over time they will increase the cost of your investment in such shares.  Shareholder servicing fees under the plan are up to 0.25% of the average daily net assets of Class E shares of each Fund.

Effective November 1, 2009, the Trust has terminated the shareholder service fee of 0.05% for Class I shares of the International Fund.  In addition, effective November 1, 2009, the Trust has suspended the shareholder service fee of 0.05% for Class I shares of the Global Fund, which suspension will continue until otherwise determined by the Board of Trustees of the Trust.

Additional Payments to Dealers
The Advisor may pay amounts from its own resources, and not as an additional charge to the Funds, to certain financial institutions in connection with the sale and/or distribution of the Funds’ shares or the retention and/or servicing of the Funds’ shareholders.  These payments, which may include payments for marketing support, are in addition to any servicing fees payable by the Funds.   Because these payments are not made by shareholders or the Funds, the Funds’ total expense ratios will not be affected by any such payments.  These payments sometimes are referred to as “revenue sharing.”  In some cases, such payments may create an incentive for the financial institution to recommend or make shares of the Funds available to its customers and may allow the Funds greater access to the financial institution’s customers.

Who May Invest in the Funds

The Funds sell shares only to certain institutional investors and financial intermediaries.  Except as indicated below, individual investors may not purchase shares, either directly or through brokerage accounts.

Institutions which may invest in the Funds include qualified retirement and deferred compensation plans and trusts used to fund those plans, (including but not limited to those defined in section 401(a), 403(b), or 457 of the Code), “rabbi trusts,” foundations, endowments, corporations and other taxable and tax-exempt investors that would otherwise generally qualify as advisory clients of the Advisor.  Others who may invest in the Funds include Trustees of the Trust, officers and employees of the Advisor, the Transfer Agent and the Distributor, and their immediate family members, and certain other persons determined from time to time by the Distributor (including investment advisors or financial planners or their clients who may clear transactions through a broker-dealer, bank or trust company which maintains an omnibus account with the Transfer Agent).  If you purchase or redeem shares through a trust department, broker, dealer, agent, financial planner, financial services firm or investment advisor, you may pay an additional service or transaction fee to that institution.

Anti-Money Laundering

In compliance with the USA PATRIOT Act of 2001, the Transfer Agent will verify certain information on your account application as part of the Funds’ anti-money laundering program.  As requested on the application, you should supply your full name, date of birth, social security number and permanent street address.  Mailing addresses containing only a P.O. Box will not be accepted.  If you do not supply the necessary information, the Transfer Agent may not be able to open your account.  Please contact the Transfer Agent at (800) 395-3807 if you need additional assistance when completing your application.  If the Transfer Agent is unable to verify your identity or that of another person authorized to act on your behalf, or if it believes it has identified potentially criminal activity, the Funds reserve the right to close your account or take any other action it deems reasonable or required by law.

Shareholder Information	-21-	Class Description and Pricing Funnd Shares

Pricing of Fund Shares

The Funds sell shares of each Class without a sales charge at the next net asset value per share (“NAV”) of the Class computed (1) after your selected dealer or other authorized intermediary receives the order which is promptly transmitted to the Funds; or (2) after the Transfer Agent receives your order directly in proper form (which generally means a completed Account Application together with a negotiable check in U.S. dollars drawn on a domestic financial institution or a wire transfer of funds).  You may pay a fee if you buy Fund shares through a broker or agent.

The NAV of a Class of shares of a Fund is calculated by adding the total value of the Fund’s investments and other assets attributable to that Class, subtracting the Fund’s liabilities attributable to that Class, and dividing the result by the number of outstanding shares of that Class:

NAV =	Total Assets - Liabilities Number of Shares Outstanding

Each Fund values its investments at their market value.  Securities and other assets for which market prices are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees.

Each Fund calculates its NAV for each Class once daily each day the New York Stock Exchange is open for trading, as of approximately 4:00 p.m. New York time, the normal close of regular trading.  The Funds invest in securities that are primarily traded in foreign markets which may be open for trading on weekends and other days when the Funds do not price their shares.  As a result, each Fund’s NAV may change on days when you will not be able to purchase or redeem Fund shares.

Fair Value Pricing
The Funds have adopted valuation procedures that allow for the use of fair value pricing for use in appropriate circumstances.  Such circumstances may arise when trading in a security has been halted or suspended or a security has been delisted from a national exchange, a security has not been traded for an extended period of time, a significant event with respect to a security occurs after the close of trading and before the time the Funds calculate their own share price, or market quotations are not readily available or are not considered reliable for other reasons.  Thinly traded securities (e.g., securities of Japanese issuers) and certain foreign securities may be impacted more by the use of fair valuations than other securities.

In using fair value pricing, the Funds attempt to establish the price that they might reasonably have expected to receive upon a sale of the security at 4:00 p.m. Eastern time.  Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations.  A Fund using fair value to price securities may value those securities higher or lower than another fund using market quotations or fair value to price the same securities.  Further, there can be no assurance that a Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its NAV.

Shareholder Information	-22-	Class Description and Pricing Funnd Shares

Minimum Initial Investment

The minimum initial investment in each Class of the Funds is generally $1 million; there is no minimum subsequent investment.  The Distributor may waive the minimum investment for institutions making continuing investments in the Funds and from time to time for other investors, including retirement plans and employees of the Advisor.

Purchasing and Adding to Your Shares

Purchases through a Securities Dealer
You may purchase shares of the Funds through a securities dealer which has an agreement with the Distributor (a “selected dealer”).  Selected dealers are authorized to designate other intermediaries to accept purchase and redemption orders on the Funds’ behalf.  Each Fund will price an order for shares of a Class at the NAV of the Class next computed after the order is accepted by an authorized dealer or the dealer’s authorized designee.  The Trust and the Distributor reserve the right to cancel an order for which payment is not received from a selected dealer by the third business day following the order.  A selected dealer may impose postage and handling charges on your order.

Purchases through the Transfer Agent
To purchase shares of the Funds directly from the Transfer Agent, complete the Account Application (available from the Transfer Agent or a selected dealer) and mail it to the Transfer Agent.  You may pay by a check with the Account Application, or by a wire transfer of funds as described below.  All checks must be in U.S. dollars drawn on a domestic bank.  The Funds will not accept payment in cash or money orders.  The Funds also do not accept cashier’s checks in amounts of less than $10,000.  To prevent check fraud, the Funds will not accept third party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares.  The Funds are unable to accept post dated checks, post dated on-line bill pay checks, or any conditional order or payment.  The Transfer Agent will charge a $25.00 fee against a shareholder’s account, in addition to any loss sustained by the Funds, for any payment that is returned.  It is the policy of the Funds not to accept applications under certain circumstances or in amounts considered to be disadvantageous to shareholders.  The Funds reserve the right to reject any application.  You can make additional investments by wire or by mailing a check, together with the investment form from a recent account statement.

For overnight delivery, please send to:	For regular mail, please send to:
Brandes Institutional Funds c/o U.S. Bancorp Fund Services, LLC 615 East Michigan Street, 3rd Floor Milwaukee, WI 53202	Brandes Institutional Funds c/o U.S. Bancorp Fund Services, LLC P.O. Box 701 Milwaukee, WI 53202-0701

The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents.  Therefore, deposit in the mail or with such services, or receipt at U.S. Bancorp Fund Services, LLC’s post office box, of purchase applications or redemption requests does not constitute receipt by the Transfer Agent.

Payment by Wire
If you are making your first investment in the Funds, before you wire funds, the Transfer Agent must have a completed account application.  You may mail your account application or deliver it overnight to the Transfer Agent.  Upon receipt of your completed Account Application, the Transfer Agent will establish an account for you.  The account number assigned will be required as part of the instruction that should be provided to your bank to send the wire.  Your bank must include the name of the Fund, the account number, and your name so that monies can be correctly applied.  Your bank should transmit funds by wire to:

Shareholder Information	-23-	Purchasing, Exchanging & Selling Fund Shares

U.S. Bank, N.A.
777 East Wisconsin Avenue
Milwaukee, WI 53202
ABA #075000022

Credit:  U.S. Bancorp Fund Services, LLC
Account #112-952-137
Further Credit:   [Fund name], [name of Class]
                             [Your name and account number]

Wired funds must be received prior to 4:00 p.m. Eastern time to be eligible for same day pricing.  The Funds and U.S. Bank, N.A. are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

Before sending any wire, please contact the Transfer Agent at (800) 395-3807 between the hours of 9:00 a.m. and 8:00 p.m. Eastern time on a day when the New York Stock Exchange is open for trading to advise it of your intent to wire funds.  This will ensure prompt and accurate credit upon receipt of your wire.

Retirement Plan Participants
Individual participants in qualified retirement plans should purchase shares of the Funds through their plan sponsor or administrator, which is responsible for transmitting orders.  The procedures for investing in the Funds depend on the provisions of the plan and any arrangements that the plan sponsor may have made for special processing services.

Other Purchase Information
The Transfer Agent credits shares to your account, and does not issue stock certificates unless you request them.  The Trust and the Distributor each reserve the right to reject any purchase order or suspend or modify the offering of the Funds’ shares.

You may also purchase shares of each Fund by paying “in-kind” in the form of securities, provided that such securities are of the type which the Fund may legally purchase and are consistent with the Fund’s investment objective and policies, are liquid, unrestricted and have a readily determinable value by exchange or NASDAQ listing, and that the purchase has been approved by the Advisor.

Exchanging Your Shares

You may exchange your shares of either Class of the Funds for shares of the same Class of any other series of the Trust.  Such exchange will be treated as a sale of shares and may be subject to federal income tax.

Selling Your Shares

How to Redeem Shares
Your shares may be redeemed only by instructions from the registered owner of your shareholder account.  If you are a participant in a retirement or other plan, direct your redemption requests to the plan sponsor or administrator, which may have special procedures for processing such requests and is responsible for forwarding requests to the Transfer Agent.

You may redeem shares by contacting your selected dealer or authorized intermediary.  The selected dealer can arrange for the repurchase of the shares through the Distributor at the NAV next determined after the selected dealer receives your instructions.  The dealer may charge you for this service.  If your shares are held in a dealer’s “street name,” you must redeem them through the dealer.

Shareholder Information	-24-	Purchasing, Exchanging & Selling Fund Shares

You may also redeem shares by mailing or delivering instructions to the Transfer Agent, U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701.  The instructions must specify the name of the Fund, the number of shares or dollar amount to be redeemed and your name and account number.  A corporation, partnership, trust or fiduciary redeeming shares must submit written evidence of authority acceptable to the Transfer Agent or the signature must be guaranteed.  The price you will receive for the Fund shares redeemed is the next determined NAV for the shares after the Transfer Agent has received a completed redemption request.

Telephone Redemptions
You may establish telephone redemption privileges by checking the appropriate box on the account application.  You can then redeem shares by telephoning the Transfer Agent at (800) 395-3807, between the hours of 9:00 a.m. and 4:00 p.m. Eastern time on a day when the New York Stock Exchange is open for trading.  Proceeds for Fund shares redeemed by telephone will be mailed by check to the address of record, sent by wire to a pre-determined bank account of record or sent via the Automated Clearing House (ACH) network to a bank account of record on the following business day.  Wires are subject to a $15 fee paid by the shareholder.  There is no charge when proceeds are sent via the ACH system and credit is usually available within 2-3 days.  Telephone trades must be received prior to market close.  During periods of high market activity, shareholders may encounter higher than usual call waits.  Please allow sufficient time to place your telephone transaction.  Once a telephone transaction has been placed, it cannot be cancelled or modified.

In order to arrange for telephone redemptions after an account has been opened or to change the bank account or address designated to receive redemption proceeds, a written request must be sent to the Transfer Agent.  The request must be signed by each shareholder of the account and may require signature guarantees.

Special Factors Regarding Telephone Redemptions
The Trust will use procedures, such as requesting personal or specific information from the person making a telephone redemption, designed to provide reasonable verification of account ownership.  The Trust reserves the right to refuse a telephone redemption request if it believes that the person making the request is neither the record owner of the shares being redeemed nor otherwise authorized by the shareholder to request the redemption.  If these normal identification procedures are not followed, the Trust or its agents could be liable for any loss, liability or cost which results from acting upon instructions of a person believed to be a shareholder.

Signature Guarantees
Signature guarantees will generally be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agents Medallion Program (“STAMP”).  A notary public is not an acceptable signature guarantor.

A signature guarantee is required to redeem shares in the following situations:

•	If ownership is changed on your account;
•	When redemption proceeds are payable or sent to any person, address or bank account not on record;
•	In connection with written requests to wire redemption proceeds (if not previously authorized on the account);
•	When establishing or modifying certain services on an account;
•	If a change of address was received by the Transfer Agent within the last 30 days;
•	For all redemptions in excess of $50,000 from any shareholder account.

Shareholder Information	-25-	Purchasing, Exchanging & Selling Fund Shares

In addition to the situations described above, the Funds and/or the Transfer Agent reserve the right to require a signature guarantee in other instances based on the circumstances relative to the particular situation.

Redemption Payments
Redemption payments will be made within seven days after receipt by the Transfer Agent of the written or telephone redemption request, any share certificates, and, if required, a signature guarantee and any other necessary documents, except as indicated below.  In consideration of the best interests of the remaining shareholders and to the extent permitted by law, the Funds reserve the right to pay any redemption proceeds in whole or in part by distributing securities held by the Funds instead of cash, although it is highly unlikely that shares would ever be so redeemed “in kind.”  If your shares are redeemed in kind, you will incur transaction costs when you sell the securities distributed to you.  Payment may be postponed or the right of redemption suspended at times when the New York Stock Exchange is closed for other than customary weekends and holidays, when trading on such Exchange is restricted, when an emergency exists as a result of which disposal by the Trust of securities owned by a Fund is not reasonably practicable or it is not reasonably practicable for the Trust fairly to determine the value of the Fund’s net assets, or during any other period when the SEC so permits.

Redemption proceeds are generally paid on the business day following the redemption.  If any portion of the shares to be redeemed represents an investment made by check, the Funds may delay the payment of the redemption proceeds until the Transfer Agent is reasonably satisfied that the check has been collected.  This may take up to twelve calendar days from the purchase date.

Redemption of Small Accounts
If the value of your investment in a Fund falls below $100,000 because of redemptions, the Trust may notify you, and if your investment value remains below $100,000 for a continuous 60-day period, the Trust may redeem your shares.  However, the Funds will not redeem shares based solely upon changes in the market that reduce the net asset value of your shares.  The minimum account size requirements do not apply to shares held by officers or employees of the Advisor or its affiliates or Trustees of the Trust.  The Trust reserves the right to modify or terminate these involuntary redemption features at any time upon 60 days’ notice.

Policy On Disruptive Trading

Each Fund is designed as a long-term investment and, therefore, is not appropriate for “market timing” or other trading strategies that entail rapid or frequent investment and disinvestment which could disrupt orderly management of the Fund’s investment portfolio (“disruptive trading”).

The Board of Trustees has adopted policies and procedures reasonably designed to monitor the Funds’ trading activity and, in cases where disruptive trading activity is detected, to take action to stop such activity.  The Funds reserve the right to modify these policies at any time without shareholder notice.  In particular, the Funds or the Distributor may, without any prior notice, reject a purchase order of any investor, group of investors, or person acting on behalf of any investor or investors, whose pattern of trading or transaction history involves, in the opinion of the Funds or the Distributor, actual or potential harm to the Funds.  The Distributor considers certain factors, such as transaction size, type of transaction, frequency of transaction and trade history, when determining whether to reject a purchase order.

The Funds currently consider any shareholder (or, in the case of omnibus or retirement plan accounts, any beneficial owner or plan participant) to be engaged in excessive trading if he or she purchases and sells approximately the same amount of shares of a Fund (without regard to Class) more than twice in any twelve-month period.  Investors who have not engaged in disruptive trading may also be prevented from purchasing shares of a Fund if the Trust or the Distributor believes a financial intermediary or its representative associated with that investor’s account has otherwise been involved in disruptive trading on behalf of other accounts or investors.

Shareholder Information	-26-	Purchasing, Exchanging & Selling Fund Shares

Despite the efforts of the Trust and the Distributor to prevent disruptive trading within the Funds and the adverse impact of such activity, there is no guarantee that the Funds’ policies and procedures will be effective.  Disruptive trading cannot be detected until the investor has engaged in a pattern of such activity, at which time, a Fund may have experienced some or all of its adverse effects.  Disruptive trading may be difficult to detect because investors may deploy a variety of strategies to avoid detection.  In seeking to prevent disruptive trading practices in the Funds, the Trust and the Distributor consider only the information actually available to them at the time.

In addition, the Trust receives orders through financial intermediaries (such as brokers, retirement plan record keepers and variable insurance product sponsors) which may facilitate disruptive trading or utilize omnibus accounts that make it more difficult to detect and stop disruptive trading within the Funds.  If a financial intermediary establishes an omnibus account with a Fund, the Distributor is limited in its ability to determine whether trades placed through the financial intermediary may signal excessive trading.  Consequently, the Distributor may not be able to detect disruptive trading in Fund shares and, even if it does detect disruptive trading, may be unable to stop such activity.  Also, there may exist multiple tiers of financial intermediaries, each utilizing an omnibus account structure that may further compound the difficulty to the Trust of detecting and stopping disruptive trading activity in Fund shares.  However, the Distributor has entered into written agreements with the Funds’ financial intermediaries under which each intermediary must, upon request, provide the Funds with certain shareholder and identity trading information so that the Funds can enforce their disruptive trading policies.

To the extent that the Funds or their agents are unable to curtail excessive or short term trading (such as market timing), these practices may interfere with the efficient management of the Funds’ portfolios, and may result in the Funds engaging in certain activities to a greater extent than they otherwise would, such as engaging in more frequent portfolio transactions and maintaining higher cash balances.  More frequent portfolio transactions would increase a Fund’s transaction costs and decrease its investment performance, and maintenance of a higher level of cash balances would likewise result in lower Fund investment performance during periods of rising markets.  The costs of such activities would be borne by all shareholders of the Fund, including the long-term investors who do not generate the costs.  Additionally, frequent trading may also interfere with the Advisor’s ability to efficiently manage the Funds and compromise its portfolio management strategies.

The Funds invest in foreign securities and may be particularly susceptible to short duration trading strategies.  This is because time zone differences among international stock markets can allow a shareholder engaging in a short duration strategy to exploit a Fund’s share prices that are based on closing prices of securities established some time before the Fund calculates its own share price (typically 4:00 p.m. Eastern time).

Shareholder Information	-27-	Purchasing, Exchanging & Selling Fund Shares

Dividends and Distributions

The Funds expect to pay income dividends annually, and to make distributions of net capital gains, if any, at least annually.  The Board of Trustees may decide to pay dividends and distributions more frequently.

The Funds automatically reinvest dividends and capital gain distributions in additional shares at the relevant NAV on the reinvestment date unless you have previously requested cash payment in writing to the Transfer Agent.  If you elect to receive distributions and/or capital gains in cash and the U.S. Postal Service cannot deliver the check, or if a check remains outstanding for six months, the Funds reserve the right to reinvest the distribution check in your account, at the current relevant NAV, and to reinvest all subsequent distributions.

Any dividend or distribution paid by a Fund has the effect of reducing its NAVs on the reinvestment date by the amount of the dividend or distribution.  If you purchase shares shortly before the record date of a dividend or distribution, the distribution will be subject to income taxes as discussed below even though the dividend or distribution represents, in substance, a partial return of your capital.

Taxes

Distributions made by the Funds will be taxable to shareholders (other than qualified retirement plans and other tax-exempt investors) whether received in shares (through dividend reinvestment) or in cash.  Distributions derived from net investment income, including net short-term capital gains, are taxable to such shareholders as ordinary income.  Distributions designated as capital gains dividends are taxable as long-term capital gains regardless of the length of time shares of the Funds have been held.  Although distributions are generally taxable when received, certain distributions made in January are taxable as if received in the prior December.  The Funds will inform you annually of the amount and nature of their distributions.

Dividends and interest earned by the Funds may be subject to withholding and other taxes imposed by foreign countries, at rates from 10% to 40%.  However, under certain circumstances you may be able to claim credits against your U.S. taxes for such foreign taxes.  The Funds will also notify you each year of the amounts available as credits.

Special tax rules apply to investments through defined contribution plans and other tax-qualified plans.  Shareholders should consult their tax advisers to determine the suitability of shares of the Funds as an investment through such plans and the precise effect of an investment on their particular tax situations.

An exchange of the Funds’ shares for shares of any other series of the Trust will be treated as a sale of the Funds’ shares, and any gain on the transaction may be subject to federal income tax.

The SAI contains information about taxes.  Consult your own advisers about federal, state and local taxation of distributions from the Funds.

Shareholder Information	-28-	Purchasing, Exchanging & Selling Fund Shares

INDEX DESCRIPTIONS

The Morgan Stanley Capital International Europe, Australasia, Far East (“MSCI EAFE”) Index is an unmanaged index consisting of equities from Europe, Australasia, and the Far East.  The Index is often used as a benchmark for international equity portfolios and includes dividends and distributions net of withholding taxes, but does not reflect fees, brokerage commissions, or other expenses of investing.

The Morgan Stanley Capital International World (“MSCI World”) Index is an unmanaged, free float-adjusted market capitalization weighted index that is designed to measure equity market performance of the developed markets throughout the world, including the United States. This Index includes dividends and distributions net of withholding taxes, but does not reflect fees, brokerage commissions, or other expenses of investing.

Direct investment in an index is not possible.

Shareholder Information	-29-	Financial Highlights

FINANCIAL HIGHLIGHTS

The following financial highlights table is intended to help you understand the International Fund’s and the Global Fund’s Class I and Class E shares’ financial performance since its commencement of operations.  Certain information reflects financial results for a single Class share.  The total return in the table represents the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions).  The information for the fiscal periods shown below were audited by Tait, Weller & Baker LLP, whose report, along with the Funds’ financial statements, is included in the Funds’ Annual Report, which is available upon request.

Brandes Institutional International Equity Fund – Class I Shares
(prior to October 1, 2008 – an unnamed share class)

For a Class I capital share outstanding throughout each period	Year Ended September 30,				November 1, 2004 through September 30,	Year Ended October 31,
	2009	2008	2007	2006	2005#	2004
Net asset value, beginning of
period	$17.43	$26.51	$24.73	$22.28	$19.83	$16.02
Income from investment
operations:
Net investment income	0.26	0.61	0.40	0.33	0.26	0.20
Net realized and unrealized
gain (loss) on investments	(0.80)	(5.95)	3.98	3.83	3.20	3.74
Total from investment operations	(0.54)	(5.34)	4.38	4.16	3.46	3.94
Less distributions:
From net investment income	(0.47)	(0.45)	(0.32)	(0.28)	(0.22)	(0.13)
From net realized gain	(1.18)	(3.29)	(2.28)	(1.43)	(0.79)	--
Total distributions	(1.65)	(3.74)	(2.60)	(1.71)	(1.01)	(0.13)
Net asset value, end of period.	$15.24	$17.43	$26.51	$24.73	$22.28	$19.83
Total Return	(0.88)%	(23.42)%	18.65%	19.79%	17.95%(1)	24.75%
Ratios/supplemental data:
Net assets, end of period (millions)	$867.0	$764.4	$1,067.4	$846.3	$669.9	$528.6
Ratio of expenses to average
Net assets:
Before fees waived and expenses absorbed or recouped	1.16%	1.13%	1.12%	1.12%	1.14%(2)	1.14%
After fees waived and expenses absorbed or recouped	1.16%	1.13%	1.12%	1.12%	1.14%(2)	1.18%
Ratio of net investment income to average net assets:
Before fees waived and expenses absorbed or recouped	2.14%	2.76%	1.61%	1.48%	1.44%(2)	1.25%
After fees waived and expenses absorbed or recouped	2.14%	2.76%	1.61%	1.48%	1.44%(2)	1.21%
Portfolio turnover rate	19.88%	26.40%	29.06%	29.91%	20.92%(1)	26.71%
_________________________
(1)  Not annualized.
(2)  Annualized.
#   In 2005, the Fund changed its fiscal year end from October 31 to September 30.

Shareholder Information	-30-	Financial Highlights

Brandes Institutional International Equity Fund – Class E Shares

For a Class E capital share outstanding throughout each period	October 6, 2008# through September 30,
2009
Net asset value, beginning of
Period	$16.03
Income from investment
operations:
Net investment income	0.32
Net realized and unrealized
gain (loss) on investments	0.54
Total from investment operations	0.86
Less distributions:
From net investment income	(0.47)
From net realized gain	(1.18)
Total distributions	(1.65)
Net asset value, end of period.	$15.24
Total Return	7.78%(1)
Ratios/supplemental data:
Net assets, end of period (millions)	$0.1
Ratio of expenses to average
Net assets:
Before fees waived and expenses absorbed or recouped	1.16%(2)
After fees waived and expenses absorbed or recouped	1.16%(2)
Ratio of net investment income to average net assets:
Before fees waived and expenses absorbed or recouped	2.21%(2)
After fees waived and expenses absorbed or recouped	2.21%(2)
Portfolio turnover rate	19.88%(1)
_________________________
(1) Not annualized.
(2)  Annualized.
#  Commenced operations on October 6, 2008.

Shareholder Information	-31-	Financial Highlights

Brandes Institutional International Global Equity Fund – Class I Shares

For a Class I capital share outstanding throughout each period	October 6, 2008# through September 30,
2009
Net asset value, beginning of
period	$20.00
Income from investment
operations:
Net investment income	0.39
Net realized and unrealized
gain (loss) on investments	0.94
Total from investment operations	1.33
Less distributions:
From net investment income	(0.09)
From net realized gain	—
Total distributions	(0.09)
Net asset value, end of period.	$21.24
Total Return	6.72%(1)
Ratios/supplemental data:
Net assets, end of period (millions)	$37.4
Ratio of expenses to average
Net assets:
Before fees waived and expenses absorbed or recouped	1.80%(2)
After fees waived and expenses absorbed or recouped	1.00%(2)
Ratio of net investment income to average net assets:
Before fees waived and expenses absorbed or recouped	1.66%(2)
After fees waived and expenses absorbed or recouped	2.46%(2)
Portfolio turnover rate	4.06%(1)
_________________________
(1) Not Annualized
(2)  Annualized
#  Commenced operations on October 6, 2008.

Shareholder Information	-32-	Financial Highlights

Brandes Institutional Global Equity Fund – Class E Shares

For a Class E capital share outstanding throughout each period	October 6, 2008# through September 30,
2009
Net asset value, beginning of
period	$20.00
Income from investment
operations:
Net investment income	0.40
Net realized and unrealized
gain (loss) on investments	0.94
Total from investment operations	1.34
Less distributions:
From net investment income	(0.09)
From net realized gain	—
Total distributions	(0.09)
Net asset value, end of period.	$21.25
Total Return	6.77%(1)
Ratios/supplemental data:
Net assets, end of period (millions)	$0.1
Ratio of expenses to average
Net assets:
Before fees waived and expenses absorbed or recouped	1.83%(2)
After fees waived and expenses absorbed or recouped	1.20%(2)
Ratio of net investment income to average net assets:
Before fees waived and expenses absorbed or recouped	1.67%(2)
After fees waived and expenses absorbed or recouped	2.30%(2)
Portfolio turnover rate	4.06%(1)
_________________________
(1) Not Annualized
(2)  Annualized
#  Commenced operations on October 6, 2008.

Shareholder Information	-33-	Financial Highlights

PRIVACY NOTICE

Brandes Investment Trust and Brandes Investment Partners, L.P. may collect non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;
•	Information you give us orally; and
•	Information about your transactions with us.

We do not disclose any non-public personal information about any shareholder or former shareholder of the Funds without the shareholder’s authorization, except as required by law or in response to inquiries from governmental authorities.  We restrict access to your personal and account information to those employees who need to know that information to provide products and services to you.  We also may disclose that information to unaffiliated third parties (such as to brokers or custodians) only as permitted by law and only as needed for us to provide agreed services to you.  We maintain physical, electronic and procedural safeguards to guard your non-public personal information.

If you hold shares of the Funds through a financial intermediary, such as a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary governs how your nonpublic personal information would be shared with nonaffiliated third parties.

(This page is not a part of the Prospectus)

PN-1

For more information about the Funds, the following documents are available free upon request:

Annual/Semi-annual Reports:
The Funds’ annual and semi-annual reports to shareholders contain detailed information on the Funds’ investments.  The annual report includes a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during its last fiscal year.

Statement of Additional Information (SAI):
The SAI provides more detailed information about the Funds, including operations and investment policies.  It is incorporated by reference in and is legally considered a part of this prospectus.

You can get free copies of the reports and the SAI, or request other information and discuss your questions about the Funds, by contacting us at:

Brandes Institutional Funds
11988 El Camino Real, Suite 500
San Diego, CA 92130
800-331-2979 (Fund-level inquiries)
800-395-3807 (Trade/Account inquiries)
www.brandesinstitutionalfunds.com

You can also review the Funds’ reports and SAI at the Public Reference Room of the Securities and Exchange Commission.  You can obtain information on the operation of the Public Reference Room by calling (202) 551-8090.  In addition, you can get text-only copies:

•	For a fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-1520 or e-mailing the Commission at: publicinfo@sec.gov.

•	Free from the Commission’s Website at http://www.sec.gov.

Investment Company Act File No. 811- 8614